Exhibit 10.5

Confidentiality and Lock-up Agreement

This Confidentiality and Lock-Up Agreement is dated as of August 12, 2021 and is by and among Memic Innovative Surgery Ltd., a private company organized under the laws of the State of Israel (the “Company”), MedTech Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), each of the shareholder parties identified on Exhibit A hereto and the other persons who enter into a joinder to this Agreement substantially in the form of Exhibit B hereto with the Company in order to become a “Shareholder Party” for purposes of this Agreement (collectively, and together with the Sponsor, the “Shareholder Parties”), and solely for purposes of Section 4.01, MedTech Acquisition Corporation, a Delaware corporation (“SPAC”).

BACKGROUND:

WHEREAS, the Company, Maestro Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“Merger Sub”), and SPAC have entered into a Business Combination Agreement (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Business Combination Agreement”), pursuant to which, among other things, on the terms and subject to the conditions set forth therein, at the Effective Time (as defined herein), Merger Sub will merge with and into SPAC, with SPAC surviving as a direct, wholly-owned subsidiary of the Company (the “Merger”); and

WHEREAS, in connection with the Merger and effective upon the consummation thereof, the parties hereto wish to set forth herein certain understandings between such parties with respect to confidentiality and restrictions on transfer of equity interests in the Company.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article I.     INTRODUCTORY MATTERS

Section 1.01        Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Business Combination Agreement.

(a)	“Agreement” means this Confidentiality and Lock-Up Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof.

(b)	“beneficially own” or any variation thereof, including “beneficial owner,” shall have the meaning ascribed to it in Rule 13d-3 of the Exchange Act.

(c)	“Change of Control” has the meaning set forth in Section 3.01(b)(iii).

(d)	“Company” has the meaning set forth in the Preamble.

(e)	“Company Ordinary Shares” means the ordinary shares, NIS 0.01 par value per share, of the Company.

(f)	“Confidential Information” means any information concerning the Company or its Subsidiaries that is furnished after the date of this Agreement by or on behalf of the Company or its designated representatives to a Shareholder Party or its designated representatives, in whole or in part; provided, however, that Confidential Information does not include information:

(i)	that is generally known to the public at the time of disclosure or becomes generally known without violation of this Agreement by the Shareholder Party or its designated representatives;

(ii)	that is in the Shareholder Party’s possession or the possession of the Shareholder Party’s representative at the time of disclosure otherwise than as a result of Shareholder Party’s or its designated representatives’ breach of any legal or fiduciary obligation of confidentiality owed to the Company or its affiliates;

(iii)	that becomes known to the receiving Shareholder Party or its designated representatives through disclosure by sources, other than the Company, provided that such sources are not known y the receiving Shareholder Party to be bound by a confidentiality agreement with, or other contractual, legal, or fiduciary obligation of confidentiality to, the Company or its affiliates with respect to such information;

(iv)	that is independently developed by the receiving Shareholder Party or its designated representatives without use of or reference to the Confidential Information, as is clearly provable by competent evidence in their possession; or

(v)	that the receiving Shareholder Party or its designated representatives is required, in the good faith determination of such receiving Shareholder Party or designated representative, to disclose by applicable Law, regulation or legal process, provided that such receiving Shareholder Party or designated representative takes reasonable steps to minimize the extent of any such required disclosure, discloses only that portion of the Confidential Information that such Shareholder Party’s legal counsel advises is legally required to be disclosed, and, if permissible, provides the Company with the opportunity to seek a protective order or other appropriate remedy to prevent such disclosure and which removes the Shareholder Party’s requirement to disclose by applicable Law, regulation or legal process, as applicable.

(g)	“Covered Shares” has the meaning set forth in Section 3.01(a).

(h)	“designated representative” means, with respect to a Shareholder Party, (a) its and its affiliates’ directors, managers, officers, attorneys, accountants, consultants, insurers, financing sources and other advisors in connection with such Shareholder Party’s investment in the Company and (b) any of such Shareholder Party’s or its respective affiliates’ partners, members, shareholders, directors, managers, officers, other fiduciaries, employees or agents in the ordinary course of business, so long as such Person has agreed to maintain the confidentiality of the information relating to the Company provided to it.

(i)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

(j)	“Lock-Up Period” has the meaning set forth in Section 3.01(a).

(k)	“Permitted Transferees” means with respect to a Shareholder Party, a transferee of shares that agrees to become party to, and to be bound to the same extent as its Transferor by the terms of, this Agreement.

(l)	“Shareholder Party” has the meaning set forth in the Preamble.

(m)	“shares” means the Company Ordinary Shares held by the Shareholder Parties immediately following the Merger.

(n)	“Sponsor” has the meaning set forth in the Preamble.

(o)	“Stock Price” means, on any Trading Day after the Closing, the volume-weighted average closing price of one Company Ordinary Share reported as of 4:00 p.m., New York, New York time on such Trading Day, as reported by Bloomberg Financial L.P. using the AQR function (or, if not reported therein, in another authoritative source selected by the board of directors of the Company).

(p)	“Trading Day” means any day on which Company Ordinary Shares are tradeable on the principal securities exchange or securities market on which Company Ordinary Shares are then traded.

Section 1.02         Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Unless the context otherwise requires: (a) “or” is disjunctive but not exclusive, (b) words in the singular include the plural, and in the plural include the singular, and (c) the words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to sections of this Agreement unless otherwise specified.

Article II.     CONFIDENTIALITY

Section 2.01        Confidentiality. Each Shareholder Party agrees that it will, and will direct its designated representatives to, keep confidential and not disclose any Confidential Information; provided, however, that the Sponsor may disclose Confidential Information (a) to its respective designated representatives and (b) as the Company may otherwise consent in writing; provided, further, however, that each Shareholder Party agrees to be responsible for any breaches of this Article II by such Shareholder Party’s designated representatives and agrees, at its sole expense, to take commercially reasonable measures (including, but not limited to, court proceedings) to restrain its designated representatives from prohibited or unauthorized disclosure of the Confidential Information.

Article III.     LOCK-UP

Section 3.01        Lock-Up.

(a)	During the period beginning on the effective time of the Merger (the “Effective Time”) and continuing to and including the date that is the earlier of (i) the one (1) year anniversary of the Effective Time, or (ii) the date on which the Stock Price of the Company Ordinary Shares is greater than or equal to $12.00 over 20 Trading Days within any period of 30 consecutive Trading Days (provided, however, that this clause (ii) shall only apply starting on the 150-day anniversary of the Effective Time) (the “Lock-Up Period”), each Shareholder Party agrees not to, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares, or any options or warrants to purchase any shares, or any securities convertible into, exchangeable for or that represent the right to receive shares, or any interest in any of the foregoing, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the U.S. Securities and Exchange Commission (collectively, the “Covered Shares”). The foregoing restriction is expressly agreed to preclude such Shareholder Party from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Covered Shares even if such Covered Shares would be disposed of by someone other than such Shareholder Party. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Covered Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Covered Shares.

(b)	Notwithstanding the foregoing, a Shareholder Party may transfer or dispose of its shares following the Closing (i) by will or intestacy, (ii) as a bona fide gift or gifts, including to charitable organizations, (iii) to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Section 3.01, “immediate family” shall mean any relationship by blood, current or former marriage or adoption, not more remote than first cousin), (iv) to any immediate family member or other dependent, (v) as a distribution to limited partners, beneficial owners (in the case of a nominee), members or shareholders of such Shareholder Party, (vi) to its affiliated investment funds, other affiliated entity controlled by, any account managed by, or designee of, such Shareholder Party or its or their Affiliates, (vii) to a nominee or custodian of a Person to whom a disposition or transfer would be permissible under clauses (i) through (vi) above, (viii) pursuant to an order or decree of a Governmental Entity, (ix) to the Company or its Subsidiary or parent entities upon death, disability or termination of employment, in each case, of such holder, (x) pursuant to a bona fide tender offer, merger, consolidation or other similar transaction in each case made to all holders of the shares involving a Change of Control (as defined below) (including negotiating and entering into an agreement providing for any such transaction), provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, such Shareholder Party’s shares shall remain subject to the provisions of this Section 3.01, (xi) to the Company (1) pursuant to the exercise, in each case on a “cashless” or “net exercise” basis, of any option to purchase shares granted by the Company pursuant to any employee benefit plans or arrangements which are set to expire during the Lock-Up Period, where any shares received by the undersigned upon any such exercise will be subject to the terms of this Section 3.01, or (2) for the purpose of satisfying any withholding taxes (including estimated taxes) due as a result of the exercise of any option to purchase shares or the vesting of any restricted stock awards granted by the Company pursuant to employee benefit plans or arrangements which are set to expire or automatically vest during the Lock-Up Period, in each case on a “cashless” or “net exercise” basis, where any shares received by such Shareholder Party upon any such exercise or vesting will be subject to the terms of this Section 3.01, (xii) in any transaction relating to Company Ordinary Shares acquired by the undersigned in open market transactions; or (xiii) with the prior written consent of the Company; provided that:

(i)	in the case of each transfer or distribution pursuant to clauses (ii) through (vii) above, (a) each donee, trustee, distributee or transferee, as the case may be, agrees to be bound in writing by the restrictions set forth in this Section 3.01; and (b) any such transfer or distribution shall not involve a disposition for value, other than with respect to any such transfer or distribution for which the transferor or distributor receives (x) equity interests of such transferee or (y) such transferee’s interests in the transferor;

(ii)	in the case of each transfer or distribution pursuant to clauses (ii) through (vii) above, if any public reports or filings (including filings under Section 16(a) of the Exchange Act) reporting a reduction in beneficial ownership of shares shall be required or shall be voluntarily made during the Lock-Up Period, (x) such Shareholder Party shall provide the Company prior written notice informing them of such report or filing and (y) such report or filing shall disclose that such donee, trustee, distributee or transferee, as the case may be, agrees to be bound in writing by the restrictions set forth herein; and

(iii)	for purposes of clause (x) above, “Change of Control” shall mean the transfer to or acquisition by (whether by tender offer, merger, consolidation, division or other similar transaction), in one transaction or a series of related transactions, a Person or group of affiliated Persons (other than an underwriter pursuant to an offering), of the Company’s voting securities if, after such transfer or acquisition, such Person or group of affiliated Persons would beneficially own more than 50% of the outstanding voting securities of the Company (or the surviving entity).

(c)	Each Shareholder Party shall be permitted to enter into a trading plan established in accordance with Rule 10b5-1 under the Exchange Act during the applicable Lock-Up Period so long as no transfers or other dispositions of such Shareholder Party’s shares in contravention of Section 3.01 are effected prior to the expiration of the applicable Lock-Up Period.

(d)	Each Shareholder Party also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the covered shares except in compliance with the foregoing restrictions and to the addition of a legend to such Shareholder Party’s shares describing the foregoing restrictions.

(e)	In the event that the Company grants a release to any Shareholder Party from the lock-up restrictions set forth in this Article III, the Company shall promptly provide the other Shareholder Parties with notice thereof and the same percentage of each of the other Shareholder Parties’ Company Ordinary Shares (the “Pro-Rata Release”) shall be immediately and fully released on the same terms from any remaining lock-up restrictions set forth herein.

(f)	Any Company Ordinary Shares acquired by the undersigned pursuant to any subscription agreement executed in connection with the PIPE Investment shall not be subject to the lockup provisions of this Article III.

Article IV.     GENERAL PROVISIONS

Section 4.01         Termination. Subject to Section 4.13 or the early termination of any provision as a result of an amendment to this Agreement agreed to by the Company Board and the Shareholder Parties, as provided under Section 4.03, this Agreement shall not terminate with respect to a Shareholder Party or its Permitted Transferees until the expiration of the Lock-Up Period. Effective as of, and contingent upon the consummation of the Merger, this Agreement shall supersede and replace in all respects the lock-up restrictions set forth in paragraph seven of the letter agreement, dated December 17, 2020, between the Sponsor and SPAC.

Section 4.02        Notices. All notices and other communications hereunder shall be in writing and shall be deemed given: (a) on the date of delivery if delivered personally; (b) one (1) Business Day after being sent by a nationally recognized overnight courier guaranteeing overnight delivery; (c) when sent, if delivered by email (provided that no “error message” or other notification of non-delivery is generated); or (d) on the fifth (5th) Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications, to be valid, must be addressed as follows:

if to SPAC, to:

c/o SPAC MedTech Acquisition Corporation 600 Fifth Avenue, 22nd Floor New York, NY 10022 Attention: Christopher C. Dewey Email: ccdewey@gmail.com with a copy to (which shall not constitute notice):

Foley & Lardner LLP 100 N Tampa St Suite 2700 Tampa, FL 33602 Attention: Kevin Shuler Phone: 813-225-5441 Email: kshuler@foley.com

and

Meitar | Law Offices 16 Abba Hillel Rd. Ramat Gan 5250608, Israel Attention: Clifford M.J. Felig Phone: +972-3-610-3100 Email: cfelig@meitar.com if to the Company, to:

Memic Innovative Surgery Ltd.
6 Yonatan Netanyahu
Or Yehuda 6037604, Israel
Attention:	Dvir Cohen
Noam Atar
Email:	dvirco@memicmed.com
noam@memicmed.com

with a copy to (which shall not constitute notice):

Greenberg Traurig, P.A.
333 SE 2nd Avenue, Suite 4400
Miami, Florida 33131
Attention:	Bob Grossman
Daniella Silberstein
E-mail:	grossmanb@gtlaw.com
silbersteind@gtlaw.com

and

Tadmor Levy & Co.
5 Azrieli Center, Square Building, 34th Floor
132 Begin Road, Tel Aviv 6701101, Israel
Attention:	Elie Sprung, Adv.
Phone:	+972-36846000
Email:	elie@tadmor-levy.com

If to any Shareholder Party, to such address indicated on the Company’s records with respect to such Shareholder Party or to such other address or addresses as such Shareholder Party may from time to time designate in writing to the Company.

Section 4.03        Amendment; Waiver.

(a)	The terms and provisions of this Agreement may be amended or modified in whole or in part only by a duly authorized agreement in writing executed by the Company and the Shareholder Parties holding a majority of the shares then held by the Shareholder Parties in the aggregate as to which this Agreement has not been terminated pursuant to Section 4.01; provided, however, that in the event any such amendment or modification would be disproportionate and adverse in any material respect to the material rights or obligations hereunder of a Shareholder Party, the written consent of such Shareholder Party will also be required.

(b)	Except as expressly set forth in this Agreement, neither the failure nor delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

(c)	No party shall be deemed to have waived any claim arising out of this Agreement, or any right, remedy, power or privilege under this Agreement, unless the waiver of such claim, right, remedy, power or privilege is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

(d)	Any party hereto may unilaterally waive any of its rights hereunder in a signed writing delivered to the Company.

Section 4.04         Further Assurances. The parties hereto will sign such further documents, cause such meetings to be held, resolutions passed, exercise their votes and do and perform and cause to be done such further acts and things necessary, proper or advisable in order to give full effect to this Agreement and every provision hereof. To the fullest extent permitted by Law, the Company shall not directly or indirectly take any action that is intended to, or would reasonably be expected to result in, the Shareholder Parties being deprived of the rights contemplated by this Agreement.

Section 4.05        Assignment. No party shall assign, delegate, or otherwise transfer this Agreement or any part hereof without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 4.05 shall be null and void, ab initio.

Section 4.06        Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the parties hereto, any right or remedies under or by reason of this Agreement.

Section 4.07        Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

Section 4.08        Jurisdiction; Waiver of Jury Trial.

(a)	Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, to the extent that the such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware), for the purposes of any Proceeding (as defined in the Business Combination Agreement), claim, demand, action or cause of action (a) arising under this Agreement or (b) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement, and irrevocably and unconditionally waives any objection to the laying of venue of any such Proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding has been brought in an inconvenient forum. Each party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding, claim, demand, action or cause of action against such Party (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement, (A) any claim that such party is not personally subject to the jurisdiction of the courts as described in this Section 4.08 for any reason, (B) that such party or such party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Proceeding, claim, demand, action or cause of action in any such court is brought against such party in an inconvenient forum, (y) the venue of such Proceeding, claim, demand, action or cause of action against such party is improper or (z) this Agreement, or the subject matter hereof, may not be enforced against such party in or by such courts. Each party agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth in Section 4.08 shall be effective service of process for any such Proceeding, claim, demand, action or cause of action.

(b)	TO THE EXTENT NOT PROHIBITED BY APPLICABLE LEGAL REQUIREMENTS THAT CANNOT BE WAIVED, THE PARTIES HERETO EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR UNDER ANY ANCILLARY DOCUMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES HERETO EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 4.08.

Section 4.09        Specific Performance. The parties hereto each agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (a) the parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, prior to the valid termination of this Agreement, and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties would have entered into this Agreement. Each party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. The parties hereto each acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 4.09 shall not be required to provide any bond or other security in connection with any such injunction.

Section 4.10       Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

Section 4.11        Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof. No representations, warranties, covenants, understandings, agreements, oral or otherwise, with respect to the subject matter contemplated by this Agreement exist between the parties hereto except as expressly set forth or referenced in this Agreement.

Section 4.12        Captions; Counterparts. The headings, subheadings and captions contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement and any amendment hereto may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement or any amendment hereto by electronic means, including DocuSign, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement or any amendment hereto.

Section 4.13        Effectiveness; Termination. This Agreement shall be valid and enforceable as of the date of this Agreement and may not be revoked by any party hereto; provided that the provisions herein (other than this Article IV) shall not be effective until the consummation of the Merger. In the event the Business Combination Agreement is terminated in accordance with its terms, this Agreement shall automatically terminate and be of no further force or effect.

Section 4.14        Conflicts. In the event of any conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions with respect to transfer restrictions on shares of the Company set forth in the Company Amended and Restated Articles of Association, the terms and conditions set forth in this Agreement shall prevail.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Confidentiality and Lock-Up Agreement on the day and year first above written.

MEMIC INNOVATIVE SURGERY LTD.

By:	/s/ Dvir Cohen
	Name:	Dvir Cohen
	Title:	CEO

[Signature Page to Confidentiality and Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Confidentiality and Lock-Up Agreement on the day and year first above written.

Solely for the purposes of Section 4.01:

MEDTECH ACQUISITION CORP.

By:	/s/ Karim Karti
	Name:	Karim Karti
	Title:	Chairman of the Board

[Signature Page to Confidentiality and Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Confidentiality and Lock-Up Agreement on the day and year first above written.

MEDTECH ACQUISITION SPONSOR LLC

By:	/s/ Christopher Dewey
	Name:	Christopher Dewey
	Title:	Managing Member

[Signature Page to Confidentiality and Lock-Up Agreement]

Memic Innovative Surgery Ltd.

By:	/s/ Dvir Cohen
Name:	Dvir Cohen
Title:	CEO

ARIEL SCIENTIFIC INNOVATIONS LTD.

By:	/s/ Israel Frieder
Name:	Israel Frieder
Title:	Chairman

ARIEL SCIENTIFIC INNOVATIONS LTD.

By:	/s/ Larry Loer
Name:	Larry Loer
Title:	CEO

/s/ Boaz Ben-Moshe
BOAZ BEN-MOSHE

/s/ Nir Shvalb
NIR SHVALB

U.M. ACCELMED MEDICAL PARTNERS, L.P.

By:	/s/ Uri Geiger
Name:	Uri Geiger
Title:	Managing Partner

MIVTACH SHAMIR TECHNOLOGIES (2000) LTD.

By:	/s/ Meir Shamir
Name:	Meir Shamir
Title:	CEO

MIVTACH SHAMIR TECHNOLOGIES (2000) LTD.

By:	/s/ Limor Avidor
Name:	Limor Avidor
Title:	Deputy CEO

[Signature Page to Confidentiality and Lock-Up Agreement]

PEREGRINE VC INVESTMENTS III (ISRAEL) L.P.

By:	/s/ Eyal Lifschitz
Name:	Eyal Lifschitz
Title:	General Partner

PEREGRINE VC INVESTMENTS III (ISRAEL) L.P.

By:	/s/ Boaz Lifschitz
Name:	Boaz Lifschitz
Title:	General Partner

PEREGRINE VC INVESTMENTS II (US INVESTORS) L.P.

By:	/s/ Eyal Lifschitz
Name:	Eyal Lifschitz
Title:	General Partner

PEREGRINE VC INVESTMENTS II (US INVESTORS) L.P.

By:	/s/ Boaz Lifschitz
Name:	Boaz Lifschitz
Title:	General Partner

PEREGRINE VC INVESTMENTS IV (OTHER INVESTORS), L.P.

By:	/s/ Eyal Lifschitz
Name:	Eyal Lifschitz
Title:	General Partner

PEREGRINE VC INVESTMENTS IV (OTHER INVESTORS), L.P.

By:	/s/ Boaz Lifschitz
Name:	Boaz Lifschitz
Title:	General Partner

[Signature Page to Confidentiality and Lock-Up Agreement]

PEREGRINE VC INVESTMENTS II (ISRAEL) L.P.

By:	/s/ Eyal Lifschitz
Name:	Eyal Lifschitz
Title:	General Partner

PEREGRINE VC INVESTMENTS II (ISRAEL) L.P.

By:	/s/ Boaz Lifschitz
Name:	Boaz Lifschitz
Title:	General Partner

PEREGRINE VC INVESTMENTS III (OTHER INVESTORS), L.P.

By:	/s/ Eyal Lifschitz
Name:	Eyal Lifschitz
Title:	General Partner

PEREGRINE VC INVESTMENTS III (OTHER INVESTORS), L.P.

By:	/s/ Boaz Lifschitz
Name:	Boaz Lifschitz
Title:	General Partner

PEREGRINE VC INVESTMENTS III (U.S. INVESTORS), L.P.

By:	/s/ Eyal Lifschitz
Name:	Eyal Lifschitz
Title:	General Partner

PEREGRINE VC INVESTMENTS III (U.S. INVESTORS), L.P.

By:	/s/ Boaz Lifschitz
Name:	Boaz Lifschitz
Title:	General Partner

PEREGRINE VENTURES MANAGEMENT LTD.

By:	/s/ Eyal Lifschitz
Name:	Eyal Lifschitz
Title:	General Partner

PEREGRINE VENTURES MANAGEMENT LTD.

By:	/s/ Boaz Lifschitz
Name:	Boaz Lifschitz
Title:	General Partner

PEREGRINE VC INVESTMENTS IV (IL), L.P.

By:	/s/ Eyal Lifschitz
Name:	Eyal Lifschitz
Title:	General Partner

[Signature Page to Confidentiality and Lock-Up Agreement]

PEREGRINE VC INVESTMENTS IV (IL), L.P.

By:	/s/ Boaz Lifschitz
Name:	Boaz Lifschitz
Title:	General Partner

PEREGRINE VC INVESTMENTS IV (US INVESTORS), L.P.

By:	/s/ Eyal Lifschitz
Name:	Eyal Lifschitz
Title:	General Partner

PEREGRINE VC INVESTMENTS IV (US INVESTORS), L.P.

By:	/s/ Boaz Lifschitz
Name:	Boaz Lifschitz
Title:	General Partner

PEREGRINE VC INVESTMENTS II (OTHER INVESTORS) L.P.

By:	/s/ Eyal Lifschitz
Name:	Eyal Lifschitz
Title:	General Partner

PEREGRINE VC INVESTMENTS II (OTHER INVESTORS) L.P.

By:	/s/ Boaz Lifschitz
Name:	Boaz Lifschitz
Title:	General Partner

[Signature Page to Confidentiality and Lock-Up Agreement]

PEREGRINE VENTURES GROWTH GP L.P.

By:	/s/ Eyal Lifschitz
Name:	Eyal Lifschitz
Title:	General Partner

PEREGRINE VENTURES GROWTH GP L.P.

By:	/s/ Boaz Lifschitz
Name:	Boaz Lifschitz
Title:	General Partner

INCENTIVE II MANAGEMENT LTD.

By:	/s/ Eyal Lifschitz
Name:	Eyal Lifschitz
Title:	General Partner

INCENTIVE II MANAGEMENT LTD.

By:	/s/ Boaz Lifschitz
Name:	Boaz Lifschitz
Title:	General Partner

OURCROWD (INVESTMENT IN MEMIC) L.P.

By:	/s/ Josh Wolff
Name:	Josh Wolff
Title:	COO

OURCROWD (INVESTMENT IN MEMIC) L.P.

By:	/s/ Cali Chill
Name:	Cali Chill
Title:	CLO

OURCROWD INTERNATIONAL INVESTMENT II, L.P.

By:	/s/ Josh Wolff
Name:	Josh Wolff
Title:	COO

[Signature Page to Confidentiality and Lock-Up Agreement]

OURCROWD INTERNATIONAL INVESTMENT II, L.P.

By:	/s/ Cali Chill
Name:	Cali Chill
Title:	CLO

OURCROWD INTERNATIONAL INVESTMENT III, L.P.

By:	/s/ Josh Wolff
Name:	Josh Wolff
Title:	COO

OURCROWD INTERNATIONAL INVESTMENT III, L.P.

By:	/s/ Cali Chill
Name:	Cali Chill
Title:	CLO

OURCROWD 50 III, L.P.

By:	/s/ Josh Wolff
Name:	Josh Wolff
Title:	COO

OURCROWD 50 III, L.P.

By:	/s/ Cali Chill
Name:	Cali Chill
Title:	CLO

OURCROWD GP INVESTMENT FUND, L.P.

By:	/s/ Josh Wolff
Name:	Josh Wolff
Title:	COO

OURCROWD GP INVESTMENT FUND, L.P.

By:	/s/ Cali Chill
Name:	Cali Chill
Title:	CLO

[Signature Page to Confidentiality and Lock-Up Agreement]

OURCROWD 50 II, L.P.

By:	/s/ Josh Wolff
Name:	Josh Wolff
Title:	COO

OURCROWD 50 II, L.P.

By:	/s/ Cali Chill
Name:	Cali Chill
Title:	CLO

OURCROWD SQUARED II, L.P.

By:	/s/ Josh Wolff
Name:	Josh Wolff
Title:	COO

OURCROWD SQUARED II, L.P.

By:	/s/ Cali Chill
Name:	Cali Chill
Title:	CLO

OURCROWD SQUARED, L.P.

By:	/s/ Josh Wolff
Name:	Josh Wolff
Title:	COO

OURCROWD SQUARED, L.P.

By:	/s/ Cali Chill
Name:	Cali Chill
Title:	CLO

OURCROWD 50, L.P.

By:	/s/ Josh Wolff
Name:	Josh Wolff
Title:	COO

[Signature Page to Confidentiality and Lock-Up Agreement]

OURCROWD 50, L.P.

By:	/s/ Cali Chill
Name:	Cali Chill
Title:	CLO

OURCROWD NOMINEE, L.P.

By:	/s/ Josh Wolff
Name:	Josh Wolff
Title:	COO

OURCROWD NOMINEE, L.P.

By:	/s/ Cali Chill
Name:	Cali Chill
Title:	CLO

AEGIS SPECIAL SITUATIONS FUND LLC – SERIES MEDTECH II

By:	/s/ Cassel Shapiro
Name:	Cassel Shapiro
Title:	Manager of the Manager

DOING 4 S.R.L.

By:	/s/ Aldo Maccari
Name:	Aldo Maccari
Title:	CEO

JOHN L. COLTON TRUST

By:	/s/ John L. Colton
Name:	John L. Colton
Title:	Trustee

[Signature Page to Confidentiality and Lock-Up Agreement]

HIGHLINE INVESTMENTS, LLC
By its Manager, HighSage Ventures LLC

By:	/s/ Jennifer Stier
Name:	Jennifer Stier
Title:	President, HighSage Ventures LLC

/s/ Maurice Ferre
MAURICE FERRE

[Signature Page to Confidentiality and Lock-Up Agreement]

Exhibit a
SHAREHOLDER PARTIES

Ariel Scientific Innovations Ltd.	Incentive II Management Ltd.
Boaz Ben-Moshe	OurCrowd (Investment in Memic) L.P.
Nir Shvalb	OurCrowd International Investment II, L.P.
U.M. Accelmed Medical Partners L.P.	OurCrowd International Investment III L.P.
Mivtach Shamir Technologies (2000) Ltd.	OurCrowd 50 III L.P.
Peregrine VC Investments II (Israel) L.P.	OurCrowd GP Investment Fund, L.P.
Peregrine VC Investments II (US Investors) L.P.	OurCrowd 50 II L.P.
Peregrine VC Investments II (Other Investors) L.P.	OurCrowd Squared II L.P.
Peregrine VC Investments III (Israel) L.P.	OurCrowd Squared L.P.
Peregrine VC Investments III (Other Investors), L.P.	OurCrowd 50 L.P.
Peregrine VC Investments III (U.S. Investors), L.P.	OurCrowd Nominee L.P.
Peregrine Ventures Management Ltd.	Highline Investments LLC
Peregrine VC Investments IV (IL) L.P.	Doing 4 S.R.L.
Peregrine VC Investments IV (US Investors) L.P.	John L. Colton Trust
Peregrine VC Investments IV (Other Investors) L.P.	Aegis Special Situations Fund LLC – Series Medtech II
Peregrine Ventures Growth GP L.P.	Maurice Ferre

A-1

exhibit b
Form of joinder to confidentiality and lock-up agreement

Reference is made to the Confidentiality and Lock-Up Agreement, dated as of ___________, 2021 by and among Memic Innovative Surgery Ltd., a private company organized under the laws of the State of Israel (the “Company”), MedTech Acquisition Sponsor, LLC, a Delaware limited liability company (the “Sponsor”) and the other Shareholder Parties (as defined therein) from time to time party thereto (as amended from time to time, the “Confidentiality and Lock-Up Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Confidentiality and Lock-Up Agreement.

Each of the Company and each undersigned holder of ordinary shares of the Company (each, a “New Shareholder Party”) agrees that this Joinder to the Confidentiality Lock-Up Agreement (this “Joinder”) is being executed and delivered for good and valuable consideration.

Each undersigned New Shareholder Party hereby agrees to and does become party to the Confidentiality and Lock-Up Agreement as a Shareholder Party. This Joinder shall serve as a counterpart signature page to the Confidentiality and Lock-Up Agreement, and by executing below, each undersigned New Shareholder Party is deemed to have executed the Confidentiality and Lock-Up Agreement with the same force and effect as if originally named a party thereto.

This Joinder may be executed in multiple counterparts, including by means of facsimile or electronic signature, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

[Remainder of Page Intentionally Left Blank]

B-1

IN WITNESS WHEREOF, the undersigned have duly executed this Joinder as of the date first set forth above.

[SHAREHOLDER PARTY]

By:
Name:
Title:

MEMIC INNOVATIVE SURGERY LTD.

By:
Name:
Title:

MEDTECH ACQUISITION SPONSOR, LLC

By:
Name:
Title:

[Signature Page to Joinder to the Confidentiality and Lock-Up Agreement]